SUMMARY PROSPECTUS
September 28, 2026
Large Cap Core Plus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 28, 2026, and Statement of Additional Information, dated September 28, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares Large Cap Core Plus (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the UBS 130/30 Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	-0.00%
Total Annual Fund Operating Expenses	0.45%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 69% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate a “130/30” investment strategy by establishing either long or short positions in 500 of the leading large-cap U.S. companies (the “Universe”) based on a multi-factor model. A 130/30 investment strategy seeks to provide total long exposure of 130% to companies expected to increase in value and total short 30% exposure to companies expected to decline in value.
Each company in the Universe is scored based on 10 factors that the index provider believes indicate whether a company will increase or decrease in value: 1) Traditional Value; 2) Relative Value; 3) Historical Growth; 4) Expected Growth; 5) Profit Trends; 6) Accelerating Sales; 7) Earnings Momentum; 8) Price Momentum; 9) Price Reversal; and 10) Small Size.
The long portion of the Index consists of the companies with a positive score. Companies are then weighted from highest to lowest score.
The short portion of the Index consists of the companies with a negative score. Companies are then weighted from lowest to highest score.
The Index and the sub-indexes representing the long and short portion of the Index are constructed and maintained by UBS Securities LLC. More information about the Index can be found using the Bloomberg ticker symbol “CS13030.” More information about the long portion of the Index and the short portion of the Index can be found using the Bloomberg ticker symbols “CS130L” and “CS130S.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund

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should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Large-Cap Company Investment Risk — Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
○Swaps Risk — The return on a swap agreement may be affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements and the availability of counterparties. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. Such losses may be significant. Counterparty defaults or bankruptcies may result in significant delays in payments and increased costs. Counterparty risk may increase during periods of financial market stress or when market liquidity is reduced.
●Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
In addition, the Fund may gain enhanced long exposure to certain financial instruments (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the financials and information technology industry groups.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities,

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the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the
Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	6/30/2020	):	19.98%
Worst Quarter	(ended	3/31/2020	):	-22.73%
Year-to-Date	(ended	6/30/2026	):	7.66%
Average Annual Total Returns
As of December 31, 2025
	One Year	Five Years	Ten Years
Before Tax	21.65%	14.81%	13.90%
After Taxes on Distributions	21.33%	14.50%	13.55%
After Taxes on Distributions and Sale of Shares	13.02%	11.86%	11.60%
UBS 130/30 Index[1]	22.48%	15.62%	14.64%
S&P 500® Index[1]	17.88%	14.42%	14.81%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager,

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have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund
(bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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ProShares Trust
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